UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2002


                        LATINOCARE MANAGEMENT CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                    --------
                 (State or other jurisdiction of incorporation)



          0-13215                                             84-0940146
---------------------------                                -------------------
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

4150 Long Beach Boulevard, California                             90807
-------------------------------------                             -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (562) 997-4420

                               JNS Marketing, Inc.
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:      4
                                        ---------------


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                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT....................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS................................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP..........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.......................1

ITEM 5.   OTHER EVENTS........................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS...................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ..................................2

SIGNATURES....................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company is in discussions to engage Stonefield Josephson, Inc. ("New Accountant") to audit and review the Company's financial statements for the periods ending September 30, 2002 and the fiscal year ending December 31, 2002. Oppenheim & Ostick ("Former Accountant") terminated its engagement with the Company because it has decided not to act in SEC engagements as independent auditors. The Company had no disagreements with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Former Accountant terminated its engagement effective September 11, 2002. During the Company's two most recent fiscal years and through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The decision to select the New Accountant has been recommended and is expected to be approved by the Company's Board of Directors.

          The New Accountant is expected to be engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. The New Accountant and the Company have not yet signed an engagement letter. A letter from the Former Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not applicable.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  16. Letter from Oppenheim & Ostrick, dated September 27, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        LATINOCARE MANAGEMENT CORPORATION
                        ---------------------------------
                                  (Registrant)

Date:  September 30, 2002

                        \s\Jose J. Gonzalez
                        ---------------------------------
                           Jose J. Gonzalez, President